                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 30, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      / /   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      / /   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      / /   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      / /   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

            On July 30, 2007,  Everlast  Worldwide Inc., Brands Holdings Limited
and EWI  Acquisition,  Inc. sent a letter,  dated July 26, 2007, to Hidary Group
Acquisitions,  LLC.  The  letter  is  filed  herewith  as  Exhibit  99.1  and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

Exhibit Number    Description
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99.1              Letter, dated July 26, 2007, to Hidary Group Acquisitions, LLC

                                   SIGNATURES
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: July 30, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Exhibits
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99.1              Letter, dated July 26, 2007, to Hidary Group Acquisitions, LLC

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